                      FOURTH AMENDMENT TO CREDIT AGREEMENT



          FOURTH AMENDMENT (the "Amendment") dated as of March 4, 1993, among DR PEPPER/SEVEN-UP CORPORATION (the "Borrower"), DR PEPPER/SEVEN-UP COMPANIES, INC., a Delaware corporation (the "Guarantor"), the Banks party to the Credit Agreement described below, BANKERS TRUST COMPANY, NATIONSBANK OF NORTH CAROLINA, N.A. and THE CHASE MANHATTAN BANK, N.A., as Managing Agents, the Lead Managers and BANKERS TRUST COMPANY, as Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :


          WHEREAS, the Borrower, the Guarantor, the Banks, the Managing Agents, the Lead Managers and the Administrative Agent are parties to a Credit Agreement dated as of October 20, 1992 (the "Credit Agreement");

          WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;


          NOW, THEREFORE, it is agreed:

     1.   On and after the Amendment Effective Date, Section 4.01 of the
Credit Agreement shall be amended by deleting clause (v) of the first sentence thereof in its entirety and inserting in lieu thereof a new clause (v) to read: "(v) each voluntary prepayment of Term Loans pursuant to this Section 4.01 shall be applied FIRST, to the extent any portion of any Tranche A Term Loan Scheduled Repayment in the same calendar year then remains unpaid, to reduce the remaining Tranche A Term Loan Scheduled Repayments to occur in such calendar year in direct order of maturity and SECOND, after such Tranche A Term Loan Scheduled Repayments shall have been reduced to zero, to the Tranche A Term Loans and Tranche B Term Loans on a PRO RATA basis (based upon the then outstanding principal amount of Tranche A Term Loans and Tranche B Term Loans)".

          2. The parties hereto hereby acknowledge that, in accordance with the requirements of Section 13.04(b) of the Credit Agreement, as of February 5, 1993, (i) Schedule I to the Credit Agreement has been amended in the form of Schedule

A attached hereto and (ii) Schedule X to the Credit Agreement has been amended in the form of Schedule B attached hereto.

          3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Credit Parties and the Agent.

          5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          6. This Amendment shall become effective on the date (the "Amendment Effective Date") when each of the Borrower, the Guarantor and the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at its Notice Office.

          7. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.


          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                        DR PEPPER/SEVEN-UP CORPORATION



                                        By /s/
                                          -------------------------------------
                                          Title:


                                        DR PEPPER/SEVEN-UP COMPANIES, INC.


                                        By /s/
                                          -------------------------------------
                                          Title:

                                        MANAGING AGENTS:

                                        BANKERS TRUST COMPANY,
                                          Individually, as Managing Agent
                                          and as Administrative Agent



                                        By /s/ Mary Kay Coyle
                                          -------------------------------------
                                          Title:  V. P.


                                        NATIONSBANK OF NORTH CAROLINA, N.A.,
                                          Individually and as Managing Agent


                                        By_____________________________________
                                          Title:


                                        THE CHASE MANHATTAN BANK, N.A.,
                                          Individually and as Managing Agent


                                        By_____________________________________
                                          Title:

                                        CO-AGENTS:

                                        BARCLAYS BANK PLC,
                                          Individually and as Co-Agent


                                        By_____________________________________
                                          Title:


                                        By_____________________________________
                                          Title:

                                        MANAGING AGENTS:

                                        BANKERS TRUST COMPANY,
                                          Individually, as Managing Agent
                                          and as Administrative Agent


                                        By_____________________________________
                                          Title:


                                        NATIONSBANK OF NORTH CAROLINA, N.A.,
                                          Individually and as Managing Agent


                                        By /s/
                                          -------------------------------------
                                          Title:  Senior Vice President


                                        THE CHASE MANHATTAN BANK, N.A.,
                                          Individually and as Managing Agent


                                        By_____________________________________
                                          Title:

                                        CO-AGENTS:

                                        BARCLAYS BANK PLC,
                                          Individually and as Co-Agent


                                        By_____________________________________
                                          Title:


                                        By_____________________________________
                                          Title:

                                        MANAGING AGENTS:

                                        BANKERS TRUST COMPANY,
                                          Individually, as Managing Agent
                                          and as Administrative Agent


                                        By_____________________________________
                                          Title:


                                        NATIONSBANK OF NORTH CAROLINA, N.A.,
                                          Individually and as Managing Agent


                                        By_____________________________________
                                          Title:


                                        THE CHASE MANHATTAN BANK, N.A.,
                                          Individually and as Managing Agent


                                        By /s/
                                          -------------------------------------
                                          Title:

                                        CO-AGENTS:

                                        BARCLAYS BANK PLC,
                                          Individually and as Co-Agent


                                        By_____________________________________
                                          Title:


                                        By_____________________________________
                                          Title:

                                        MANAGING AGENTS:

                                        BANKERS TRUST COMPANY,
                                          Individually, as Managing Agent
                                          and as Administrative Agent


                                        By_____________________________________
                                          Title:


                                        NATIONSBANK OF NORTH CAROLINA, N.A.,
                                          Individually and as Managing Agent


                                        By_____________________________________
                                          Title:


                                        THE CHASE MANHATTAN BANK, N.A.,
                                          Individually and as Managing Agent


                                        By_____________________________________
                                          Title:

                                        CO-AGENTS:

                                        BARCLAYS BANK PLC,
                                          Individually and as Co-Agent


                                        By /s/
                                          -------------------------------------
                                          Title:


                                        By /s/
                                          -------------------------------------
                                          Title:  Associate Director

                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                          Individually and as Co-Agent


                                        By /s/
                                          -------------------------------------
                                        Title:  Authorized Signatory


                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                          Individually and as Co-Agent


                                        By_____________________________________
                                          Title:


                                        LEAD MANAGERS:


                                        VAN KAMPEN MERRITT PRIME RATE
                                        INCOME TRUST


                                        By_____________________________________
                                          Title:

                                        MIDLAND BANK PLC


                                        By_____________________________________
                                          Title:


                                        THE BANK OF NOVA SCOTIA


                                        By_____________________________________
                                          Title:

                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                          Individually and as Co-Agent


                                        By_____________________________________
                                          Title:


                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                          Individually and as Co-Agent


                                        By /s/
                                          -------------------------------------
                                          Title:  Vice President


                                        LEAD MANAGERS:


                                        VAN KAMPEN MERRITT PRIME RATE
                                        INCOME TRUST


                                        By_____________________________________
                                          Title:

                                        MIDLAND BANK PLC


                                        By_____________________________________
                                          Title:


                                        THE BANK OF NOVA SCOTIA


                                        By_____________________________________
                                          Title:

                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                          Individually and as Co-Agent


                                        By_____________________________________
                                          Title:


                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                          Individually and as Co-Agent


                                        By_____________________________________
                                          Title:


                                        LEAD MANAGERS:


                                        VAN KAMPEN MERRITT PRIME RATE
                                        INCOME TRUST

                                        By /s/
                                          -------------------------------------
                                          Title:

                                        MIDLAND BANK PLC


                                        By_____________________________________
                                          Title:


                                        THE BANK OF NOVA SCOTIA


                                        By_____________________________________
                                          Title:

                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                          Individually and as Co-Agent


                                        By_____________________________________
                                          Title:


                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                          Individually and as Co-Agent


                                        By_____________________________________
                                          Title:


                                        LEAD MANAGERS:


                                        VAN KAMPEN MERRITT PRIME RATE
                                        INCOME TRUST


                                        By_____________________________________
                                          Title:

                                        MIDLAND BANK PLC


                                        By /s/
                                          -------------------------------------
                                          Title:  Director


                                        THE BANK OF NOVA SCOTIA


                                        By_____________________________________
                                          Title:

                                        OTHER BANKS:


                                        ABN-AMRO BANK, N.V.


                                        By /s/
                                          -------------------------------------
                                          Title:  Vice President


                                        By /s/
                                          -------------------------------------
                                          Title:  Vice President


                                        ALLSTATE PRIME INCOME TRUST


                                        By_____________________________________
                                          Title:


                                        BANK OF AMERICA NT&SA


                                        By_____________________________________
                                          Title:


                                        THE BANK OF IRELAND, GRAND CAYMAN BRANCH


                                        By_____________________________________
                                          Title:


                                        BANK OF MONTREAL


                                        By_____________________________________
                                          Title:


                                        THE BANK OF TOKYO TRUST COMPANY


                                        By_____________________________________
                                          Title:

                                        OTHER BANKS:


                                        ABN-AMRO BANK, N.V.


                                        By_____________________________________
                                          Title:


                                        By_____________________________________
                                          Title:

                                        PRIME INCOME TRUST (f/k/a

                                        ALLSTATE PRIME INCOME TRUST)


                                        By /s/
                                          -------------------------------------
                                          Title:


                                        BANK OF AMERICA NT&SA


                                        By_____________________________________
                                          Title:


                                        THE BANK OF IRELAND, GRAND CAYMAN BRANCH


                                        By_____________________________________
                                          Title:


                                        BANK OF MONTREAL


                                        By_____________________________________
                                          Title:


                                        THE BANK OF TOKYO TRUST COMPANY


                                        By_____________________________________
                                          Title:

                                        OTHER BANKS:


                                        ABN-AMRO BANK, N.V.


                                        By_____________________________________
                                          Title:

                                        By_____________________________________
                                          Title:


                                        ALLSTATE PRIME INCOME TRUST


                                        By_____________________________________
                                          Title:


                                        BANK OF AMERICA NT&SA


                                        By /s/
                                          -------------------------------------
                                          Title:  Vice President


                                        THE BANK OF IRELAND, GRAND CAYMAN BRANCH


                                        By_____________________________________
                                          Title:


                                        BANK OF MONTREAL


                                        By_____________________________________
                                          Title:


                                        THE BANK OF TOKYO TRUST COMPANY


                                        By_____________________________________
                                          Title:

                                        OTHER BANKS:


                                        ABN-AMRO BANK, N.V.


                                        By_____________________________________
                                          Title:

                                        By_____________________________________
                                          Title:


                                        ALLSTATE PRIME INCOME TRUST


                                        By_____________________________________
                                          Title:

                                        BANK OF AMERICA NT&SA


                                        By_____________________________________
                                          Title:


                                        THE BANK OF IRELAND, GRAND CAYMAN BRANCH


                                        By /s/
                                          -------------------------------------
                                          Title:  Assistant Vice President


                                        BANK OF MONTREAL


                                        By_____________________________________
                                          Title:


                                        THE BANK OF TOKYO TRUST COMPANY


                                        By_____________________________________
                                          Title:

                                        OTHER BANKS:


                                        ABN-AMRO BANK, N.V.


                                        By_____________________________________
                                          Title:

                                        By_____________________________________
                                          Title:


                                        ALLSTATE PRIME INCOME TRUST


                                        By_____________________________________
                                          Title:


                                        BANK OF AMERICA NT&SA


                                        By_____________________________________
                                          Title:


                                        THE BANK OF IRELAND, GRAND CAYMAN BRANCH


                                        By_____________________________________
                                          Title:


                                        BANK OF MONTREAL


                                        By /s/ Daniel A. Brown
                                          -------------------------------------
                                          Title:  Daniel A. Brown
                                                  Director


                                        THE BANK OF TOKYO TRUST COMPANY


                                        By_____________________________________
                                          Title:

                                        BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                                        By /s/ Mark A. Harrington
                                          -------------------------------------
                                          Title: Mark A. Harrington
                                                 Vice President & Deputy Manager


                                        By /s/ Bernard Fremont
                                          -------------------------------------
                                          Title:  Bernard Fremont
                                                  First Vice President &
                                                  Regional Manager

                                        BANQUE PARIBAS, Houston Agency


                                        By_____________________________________
                                          Title:


                                        By_____________________________________
                                          Title:


                                        CAISSE NATIONALE DE CREDIT AGRICOLE


                                        By_____________________________________
                                          Title:


                                        CREDIT LYONNAIS New York Branch


                                        By_____________________________________
                                          Title:


                                        EATON VANCE PRIME RATE RESERVES


                                        By_____________________________________
                                          Title:


                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By_____________________________________
                                          Title:

                                        BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                                        By_____________________________________
                                          Title:


                                        By_____________________________________
                                          Title:


                                        BANQUE PARIBAS, Houston Agency


                                        By /s/ Bruce A. Cauley
                                          -------------------------------------
                                          Title:  BRUCE A. CAULEY
                                                  Deputy General Manager

                                        By /s/ Jeffrey L. Edwards
                                          -------------------------------------
                                          Title:  JEFFREY L. EDWARDS
                                                  Vice President

                                        CAISSE NATIONALE DE CREDIT AGRICOLE


                                        By_____________________________________
                                          Title:


                                        CREDIT LYONNAIS New York Branch


                                        By_____________________________________
                                          Title:


                                        EATON VANCE PRIME RATE RESERVES


                                        By_____________________________________
                                          Title:


                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By_____________________________________
                                          Title:

                                        BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                                        By_____________________________________
                                          Title:


                                        By_____________________________________
                                          Title:


                                        BANQUE PARIBAS, Houston Agency


                                        By_____________________________________
                                          Title:


                                        By_____________________________________
                                          Title:


                                        CAISSE NATIONALE DE CREDIT AGRICOLE


                                        By /s/ David Bouhl
                                          -------------------------------------
                                          Title:  DAVID BOUHL, V.P.
                                                  HEAD OF CORPORATE BANKING
                                                  CHICAGO

                                        CREDIT LYONNAIS New York Branch


                                        By_____________________________________
                                          Title:


                                        EATON VANCE PRIME RATE RESERVES


                                        By_____________________________________
                                          Title:


                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By_____________________________________
                                          Title:

                                        BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                                        By_____________________________________
                                          Title:


                                        By_____________________________________
                                          Title:


                                        BANQUE PARIBAS, Houston Agency


                                        By_____________________________________
                                          Title:


                                        By_____________________________________
                                          Title:


                                        CAISSE NATIONALE DE CREDIT AGRICOLE


                                        By_____________________________________
                                          Title:


                                        CREDIT LYONNAIS New York Branch


                                        By /s/
                                          -------------------------------------
                                          Title:  Senior Vice President


                                        EATON VANCE PRIME RATE RESERVES


                                        By_____________________________________
                                          Title:


                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By_____________________________________
                                          Title:

                                        BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                                        By_____________________________________
                                          Title:


                                        By_____________________________________
                                          Title:


                                        BANQUE PARIBAS, Houston Agency


                                        By_____________________________________
                                          Title:


                                        By_____________________________________
                                          Title:


                                        CAISSE NATIONALE DE CREDIT AGRICOLE


                                        By_____________________________________
                                          Title:


                                        CREDIT LYONNAIS New York Branch


                                        By_____________________________________
                                          Title:


                                        EATON VANCE PRIME RATE RESERVES


                                        By /s/ Jeffrey S. Garner
                                          -------------------------------------
                                          Title:  Jeffrey S. Garner
                                                  Vice President

                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By_____________________________________
                                          Title:

                                        HELLER FINANCIAL, INC.


                                        By /s/
                                          -------------------------------------
                                          Title:


                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LIMITED, NEW YORK BRANCH


                                        By_____________________________________
                                          Title:


                                        MC INTERNATIONAL INVESTMENT LIMITED


                                        By_____________________________________
                                          Title:


                                        MERRILL LYNCH PRIME FUND, INC.


                                        By_____________________________________
                                          Title:


                                        MERRILL LYNCH PRIME RATE PORTFOLIO
                                        By:  Merrill Lynch Investment
                                               Management, Inc.,
                                               as Investment Adviser


                                        By_____________________________________
                                          Title:


                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION


                                        By_____________________________________
                                          Title:

                                        HELLER FINANCIAL, INC.


                                        By_____________________________________
                                          Title:


                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LIMITED, NEW YORK BRANCH


                                        By /s/ Jay Shankar
                                          -------------------------------------
                                          Title:  JAY SHANKAR
                                                  VICE PRESIDENT


                                        MC INTERNATIONAL INVESTMENT LIMITED


                                        By_____________________________________
                                          Title:


                                        MERRILL LYNCH PRIME FUND, INC.


                                        By_____________________________________
                                          Title:


                                        MERRILL LYNCH PRIME RATE PORTFOLIO
                                        By:  Merrill Lynch Investment
                                               Management, Inc.,
                                               as Investment Adviser


                                        By_____________________________________
                                          Title:


                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION


                                        By_____________________________________
                                          Title:

                                        HELLER FINANCIAL, INC.


                                        By_____________________________________
                                          Title:


                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LIMITED, NEW YORK BRANCH


                                        By_____________________________________
                                          Title:


                                        MC INTERNATIONAL INVESTMENT LIMITED


                                        By /s/
                                          -------------------------------------
                                          Title:  Senior Vice President


                                        MERRILL LYNCH PRIME FUND, INC.


                                        By_____________________________________
                                          Title:


                                        MERRILL LYNCH PRIME RATE PORTFOLIO
                                        By:  Merrill Lynch Investment
                                               Management, Inc.,
                                               as Investment Adviser


                                        By_____________________________________
                                          Title:


                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION


                                        By_____________________________________
                                          Title:

                                        HELLER FINANCIAL, INC.


                                        By_____________________________________
                                          Title:


                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LIMITED, NEW YORK BRANCH


                                        By_____________________________________
                                          Title:


                                        MC INTERNATIONAL INVESTMENT LIMITED


                                        By_____________________________________
                                          Title:


                                        MERRILL LYNCH PRIME FUND, INC.


                                        By /s/ Anthony R. Clemente
                                          -------------------------------------
                                          Title:  ANTHONY R. CLEMENTE
                                                  AUTHORIZED SIGNATORY

                                        MERRILL LYNCH PRIME RATE PORTFOLIO
                                        By:  Merrill Lynch Investment
                                               Management, Inc.,
                                               as Investment Adviser


                                        By /s/ Anthony R. Clemente
                                          -------------------------------------
                                          Title:  ANTHONY R. CLEMENTE
                                                  AUTHORIZED SIGNATORY


                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION


                                        By_____________________________________
                                          Title:

                                        HELLER FINANCIAL, INC.


                                        By_____________________________________
                                          Title:


                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LIMITED, NEW YORK BRANCH


                                        By_____________________________________
                                          Title:


                                        MC INTERNATIONAL INVESTMENT LIMITED


                                        By_____________________________________
                                          Title:


                                        MERRILL LYNCH PRIME FUND, INC.


                                        By_____________________________________
                                          Title:


                                        MERRILL LYNCH PRIME RATE PORTFOLIO
                                        By:  Merrill Lynch Investment
                                               Management, Inc.,
                                               as Investment Adviser


                                        By_____________________________________
                                          Title:


                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION


                                        By /s/
                                          -------------------------------------
                                          Title:  Senior Vice President

                                        NATIONAL WESTMINSTER BANK PLC

                                        By /s/
                                          -------------------------------------
                                          Title:  Vice President


                                        NATIONAL WESTMINSTER BANK USA


                                        By_____________________________________
                                          Title:


                                        PEARL STREET L.P.


                                        By_____________________________________
                                          Title:


                                        PILGRIM PRIME RATE TRUST


                                        By_____________________________________
                                          Title:


                                        PROSPECT STREET SENIOR PORTFOLIO, L.P.

                                        By:  Prospect Street Senior Loan Corp.,
                                             as Managing General Partner


                                        By_____________________________________
                                          Title:


                                        PROTECTIVE LIFE INSURANCE COMPANY


                                        By_____________________________________
                                          Title:

                                        NATIONAL WESTMINSTER BANK PLC


                                        By_____________________________________
                                          Title:


                                        NATIONAL WESTMINSTER BANK USA


                                        By /s/
                                          -------------------------------------
                                          Title:  Assistant Vice President


                                        PEARL STREET L.P.


                                        By_____________________________________
                                          Title:


                                        PILGRIM PRIME RATE TRUST


                                        By_____________________________________
                                          Title:


                                        PROSPECT STREET SENIOR PORTFOLIO, L.P.

                                        By:  Prospect Street Senior Loan Corp.,
                                             as Managing General Partner


                                        By_____________________________________
                                          Title:


                                        PROTECTIVE LIFE INSURANCE COMPANY


                                        By_____________________________________
                                          Title:

                                        RESTRUCTURED OBLIGATIONS BACKED BY
                                        SENIOR ASSETS B.V.
                                          By its Portfolio Advisor
                                          CHANCELLOR SENIOR SECURED
                                          MANAGEMENT, INC.


                                        By /s/ C. E. Yanser
                                          -------------------------------------
                                          Title: Vice President


                                        STICHTING RESTRUCTURED OBLIGATIONS
                                        BACKED BY SENIOR ASSETS 2 (ROSA2)
                                          By its Portfolio Manager
                                          CHANCELLOR SENIOR SECURED
                                          MANAGEMENT, INC.


                                        By /s/ C. E. Janser
                                          -------------------------------------
                                          Title:  Vice President


                                        SHAWMUT BANK CONNECTICUT, N.A.


                                        By_____________________________________
                                          Title:


                                        U S WEST FINANCIAL SERVICES, INC.


                                        By_____________________________________
                                          Title:


                                        WESTPAC BANKING CORPORATION


                                        By___________________________________
                                          Title:

                                        RESTRUCTURED OBLIGATIONS BACKED BY
                                        SENIOR ASSETS B.V.
                                          By its Portfolio Advisor
                                          CHANCELLOR SENIOR SECURED
                                          MANAGEMENT, INC.


                                        By_____________________________________
                                          Title:


                                        STICHTING RESTRUCTURED OBLIGATIONS
                                        BACKED BY SENIOR ASSETS 2 (ROSA2)
                                          By its Portfolio Manager
                                          CHANCELLOR SENIOR SECURED
                                          MANAGEMENT, INC.


                                        By_____________________________________
                                          Title:


                                        SHAWMUT BANK CONNECTICUT, N.A.


                                        By /s/
                                          -------------------------------------
                                          Title:  V. P.


                                        U S WEST FINANCIAL SERVICES, INC.


                                        By_____________________________________
                                          Title:


                                        WESTPAC BANKING CORPORATION


                                        By_____________________________________
                                          Title:

                                                                    SCHEDULE A
                                                                        to
                                                                Fourth Amendment
                                                                ----------------

                                                                    SCHEDULE I
                                                                    ----------

                                         COMMITMENTS
                                         -----------

                                  Tranche A     Tranche B     Revolving Loan
Bank                              Term Loans    Term Loans      Commitment
- ----                              ----------    ----------    --------------
ABN - AMRO Bank, N.V.           17,021,430.81           0.00    2,758,621.00

Allstate Prime Income
Trust                                    0.00  13,405,143.55            0.00

Bankers Trust Company           29,464,122.37     106,837.77            0.00

Bank of America NT&SA           21,276,788.76           0.00    3,448,276.00

The Bank of Ireland              3,852,052.75           0.00      689,655.17

Bank of Montreal                29,787,504.67           0.00    4,827,586.00

The Bank of Nova Scotia         21,052,198.64     584,147.28    3,769,095.21

The Bank of Tokyo Trust
Company                          7,704,105.49           0.00    1,379,310.34

Banqeue Francaise du
Commerce Exterieur               5,957,501.13           0.00      965,517.00

Banque Paribas                  12,640,320.82           0.00    1,379,310.00

Barclays Bank PLC               22,110,893.91      50,025.33    6,056,271.86

Canadian Imperial Bank
of Commerce                     27,047,108.94      50,025.33    6,056,271.86

The Chase Manhattan Bank,
N.A.                            25,264,029.63   4,558,783.68    7,821,492.91

Caisse Nationale
de Credit Agricole              11,556,158.23           0.00    2,886,157.52

Credit Lyonnais                 19,260,263.59           0.00    3,448,276.00

Eaton Vance Prime
Rate Reserves                   24,681,075.12           0.00            0.00

The First National
Bank of Boston                  19,260,263.59           0.00    3,448,276.00

The First National
Bank of Chicago                  7,682,560.23      50,025.33   13,404,333.86

Heller Financial, Inc.          22,341,905.91   5,362,057.42    4,000,000.00

                                                                      SCHEDULE A
                                                                          Page 2

                                  Tranche A     Tranche B     Revolving Loan
Bank                              Term Loans    Term Loans    Commitment
- ----                              ----------    ----------    --------------
The Long-Term Credit
Bank of Japan, Limited          15,408,210.97           0.00    2,758,620.69

MC International
Investment Limited              22,341,905.91   5,362,057.42    4,000,000.00

Merrill Lynch Prime
Fund, Inc.                       4,936,215.02  18,767,200.97            0.00

Merrill Lynch Prime
Rate Portfolio                           0.00   5,106,199.70            0.00

Midland Bank PLC                25,490,284.70           0.00    5,447,432.00

The Mitsubishi Trust
and Banking Corporation         19,150,205.58   4,596,049.09    3,428,571.00

National Westminster
Bank PLC                        11,556,157.80           0.00    2,068,966.00

National Westminster
Bank USA                         7,704,105.79           0.00    1,379,310.00

Nationsbank of
North Carolina, N.A.            25,264,029.63      90,402.50    7,821,492.91

Pearl Street L.P.                4,936,215.02           0.00            0.00

Pilgrim Prime Rate Trust                 0.00  13,405,143.55            0.00

Prospect Street Senior
Portfolio, L.P.                 13,821,402.07           0.00            0.00

Protective Life
Insurance Company                        0.00   8,936,762.37            0.00

Restructured Obligations
Backed By Senior
Assets, B.V.                    24,576,096.50           0.00            0.00

Stichting Restructured
Obligations Backed By
Senior Assets B.V.              11,404,869.88           0.00            0.00

Shawmut Bank Connecticut,
N.A.                            24,737,400.74           0.00    3,308,880.67

U S West Financial
Services, Inc.                           0.00  17,873,524.73            0.00

                                                                      SCHEDULE A
                                                                          Page 3


                                  Tranche A     Tranche B     Revolving Loan
Bank                              Term Loans    Term Loans    Commitment
- ----                              ----------    ----------    --------------
Van Kampen Merritt
Prime Rate Income Trust                  0.00  35,747,049.46            0.00

Westpac Banking
Corporation                     19,260,263.59           0.00    3,448,276.00
                               -------------- --------------- --------------
                                58,547,647.79 134,051,435.48  100,000,000.00

                                                                   SCHEDULE B
                                                                       to
                                                                Fourth Amendment
                                                                ----------------

                                                                   SCHEDULE X
                                                                   ----------


                                 BANK ADDRESSES

BANKERS TRUST COMPANY
280 Park Avenue
New York, NY 10017
Tel: (212) 454-3061
Fax: (212) 454-3941

     Mary Kay Coyle
     14 East
     Tel: (212) 454-3892
     Fax: (212) 454-2942


THE CHASE MANHATTAN BANK, N.A.
1 Chase Manhattan Plaza
New York, New York 10081
Tel: (212) 552-2222

     Thomas Daniels
     Vice President
     3rd Floor
     Tel: (212) 552-1711
     Fax: (212) 552-5189/0196


NATIONSBANK OF NORTH CAROLINA, N.A.
600 Peachtree Street, N.E.
21st Floor
Atlanta, Georgia 30308

     Steve Foutch
     Assistant Vice President
     Tel: (404) 607-5547
     Fax: (404) 607-6467

                                                                      SCHEDULE B
                                                                          Page 2


BARCLAYS BANK PLC
388 Market Street
Suite 1700
San Francisco, CA 94111
Tel: (415) 765-4700

     John Whitson
     Senior Associate
     Tel: (415) 765-4725
     Fax: (415) 765-4760


CIBC, INC.
2 Paces West
2727 Paces Fairy Road
Suite 1200
Atlanta, Georgia 30339
Tel: (404) 319-4903

     Kathryn Sax
     Tel: (404) 319-4903
     Fax: (404) 319-4954


THE FIRST NATIONAL BANK OF CHICAGO
One First National Plaza
Chicago, IL 60670
Tel: (312) 732-4000

     Jeanette Ganousis
     Vice President/Senior Corporate Banker
     14th Floor, Suite 0088,
     Tel: (312) 732-6066
     Fax: (312) 732-5161


ABN AMRO BANK N.V.
3 River Way
Suite 1600
Houston, Texas 77056

     Ronald Mahle
     Tel: (713) 964-3350
     Fax: (713) 629-7533

                                                                      SCHEDULE B
                                                                          Page 3

ALLSTATE PRIME INCOME TRUST
Allstate Life Insurance Company
Allstate Plaza West
Department J2A
Northbrook, IL 60062

     Ms. Mary Ann Hawley
     Tel: (708) 402-2370
     Fax: (708) 402-7230


BANK OF AMERICA NT&S
335 Madison Avenue
5th Floor
New York, New York

     Mr. Daniel McCready
     Tel: (212) 503-8367
     Fax: (212) 503-7066


THE BANK OF IRELAND, GRAND CAYMAN BRANCH
640 Fifth Avenue
New York, New York 10019

     Mr. Roger Burns
     Tel: (212) 397-1712
     Fax: (212) 586-7752


BANK OF MONTREAL
430 Park Avenue
16th Floor
New York, New York 10022

     Mr. Daniel Brown
     Tel: (312) 750-4358
     Fax: (312) 750-4314

                                                                      SCHEDULE B
                                                                          Page 4


THE BANK OF NOVA SCOTIA
1100 Louisiana
Suite 3000
Houston, Texas 77002
Tel: (713) 752-0900

     Mr. Matt Harris
     Tel: (713) 752-0900
     Fax: (713) 752-2425


THE BANK OF TOKYO TRUST COMPANY
100 Broadway
5th Floor
New York, New York 10005

     Ms. Adane Dessie
     Tel: (212) 766-3483
     Fax: (212) 227-1234


BANQUE FRANCAISE DU COMMERCE EXTERIEUR
333 Clay Street
Suite 4340
Houston, Texas 77002

     Mr. Mark Harrington
     Tel: (713) 759-9401
     Fax: (713) 759-9908


BANQUE PARIBAS
2121 San Jacinto Street
Suite 930
Dallas, Texas 75201

     Mr. Jeffrey Edwards
     Tel: (214) 969-0380
     Fax: (214) 969-0260

                                                                      SCHEDULE B
                                                                          Page 5


CN CREDIT AGRICOLE
55 East Monroe Street
Suite 4700
Chicago, Illinois 60603-5702

     Mr. Joseph M. Kunze
     Tel: (312) 372-9200
     Fax: (312) 372-2830


CHANCELLOR CAPITAL MANAGEMENT
153 E. 53rd Street
24th Floor
New York, NY 10022

     Mr. Chris Jansen
     Tel: (212) 891-6669
     Fax: (212) 891-6619


CREDIT LYONNAIS, NEW YORK BRANCH
1301 Avenue of the Americas
New York, New York 10019

     Mr. Jim Morris
     Tel: (212) 261-7869
     Fax: (212) 459-3176


EATON VANCE PRIME RATE RESERVES
24 Federal Street
Boston, Massachusetts 02100
Tel: (617) 482-8260

     Mr. Jane Nelson
     Fax: (617) 654-8404

                                                                      SCHEDULE B
                                                                          Page 6


THE FIRST NATIONAL BANK OF BOSTON
US Lending - Nationa1
100 Federal Street
MS:  01-06-07
Boston, MA 02110
Tel: (617) 434-2200

     Mr. Charles Petersen
     Tel: (617) 434-6949
     Fax: (617) 434-8964


HELLER FINANCIAL, INC.
500 West Monroe Street
Chicago, Illinois 60601
Tel: (312) 441-7000

     Mr. Robert Rotering
     Tel: (312) 441-7178
     Fax: (312) 441-7357


THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, NEW YORK BRANCH
165 Broadway
49th Floor
New York, New York 10006

     Mr. Jay Shankar
     Tel: (212) 335-4525
     Fax: (212) 608-2371

MERRILL LYNCH, PRIME FUND, INC.
MERRILL LYNCH PRIME RATE PORTFOLIO
800 Scudders Mill Road
Area 2C
Plainsboro, NJ 08536

     Anthony Clemente
     Tel: (609) 282-2092
     Fax: (609) 282-2752

                                                                      SCHEDULE B
                                                                          Page 7


MC INTERNATIONAL INVESTMENT LIMITED
c/o MIC Consulting Inc.
527 Madison Avenue
16th Floor
New York, New York 10022

     Mr. Naomichi Komuro
     Tel: (212) 644-1846
     Fax: (212) 644-2926


MIDLAND BANK PLC
156 West 56th Street
Third Floor
New York, New York 10019
Tel: (212) 969-7000

     Ms. Gina Sidorsky
     Tel: (212) 969-7235
     Fax: (212) 969-7240


THE MITSUBISHI TRUST AND BANKING
  CORPORATION
520 Madison Avenue
New York, New York 10022
Tel: (212) 838-7700

     Ms. Patricia Loret de Mola
     Tel: (212) 891-8454
     Fax: (212) 755-2349


NATWEST PLC
175 Water Street
New York, New York 10038

     Mr. Ian Cressy
     Tel: (212) 602-4346
     Fax: (212) 602-4319/4313

                                                                      SCHEDULE B
                                                                          Page 8

NATWEST USA
175 Water Street
New York, New York 10038

     Mr. Phillip Krall
     Tel: (212) 602-2665
     Fax: (212) 602-2149


PEARL STREET, L.P.
c/o Goldman Sachs
85 Broad Street
27th Floor
New York, New York 10005

     Mr. Ed Kearns
     Tel: (212) 902-4109
     Fax: (212) 357-0271


PILGRIM PRIME RATE TRUST
10100 Santa Monica Boulevard
21st Floor
Los Angeles, California 90067-4112
Tel: (310) 551-0833

     Ms. Kathleen Lenarcic
     Tel: (310) 551-5422
     Fax: (310) 551-3001


PROSPECT STREET SENIOR PORTFOLIO
Exchange Place
37th F1oor
Boston, Massachusetts 02109

     Ms. Pam Libby
     Tel: (617) 742-0801
     Fax: (617) 742-9415

                                                                      SCHEDULE B
                                                                          Page 9


PROTECTIVE LIFE INSURANCE COMPANY
10 Universal City Plaza
Suite 2401
Universal City, CA 91608

     Mr. Mark Okada
     Tel: (818) 763-0433
     Fax: (818) 763-9182


SHAWMUT BANK CONNECTICUT, N.A.
777 Main Street
MSM397-2874
Hartford, Connecticut 06115
     Tel: (203) 728-2326

     Mr. Manfred Eigenbrod
     Tel: (203) 728-4531
     Fax: (203) 728-4621


U S WEST FINANCIAL SERVICES, INC.
One Canterbury Green
210 Broad Street; 2nd Floor
Stamford, CT 06901
Tel: (203) 352-4000

     Mr. David Erb
     Tel: (203) 352-4056
     Fax: (203) 352-4171


VAN KAMPEN MERRITT PRIME RATE INCOME TRUST
One Parkview Plaza
Oakbrook Terrace, IL 60181
Tel: (708) 684-6000

     Mr. Jeff Maillet
     Tel: (708) 684-6438
     Fax: (708) 684-6740/41

                                                                      SCHEDULE B
                                                                         Page 10


WESTPAC BANKING CORPORATION
3680 Texas Commerce Tower
600 Travis Street
Houston, Texas 77002-3005

     Mr. Herbert May
     Tel: (713) 224-0955
     Fax: (713) 224-5358